                                                                    EXHIBIT 4(a)



                                LETTER AGREEMENT


                                              December 4, 2003

Brush Engineered Materials Inc.
17876 St. Clair Avenue
Cleveland, Ohio 44110

         RE: POST CLOSING DELIVERIES OF BORROWER TO AGENT

Ladies and Gentlemen:

         Brush Engineered Materials Inc. ("Borrower"), Bank One, NA, as Agent for the benefit of the Lenders named in the Credit Agreement (as herein defined) ("Agent"), and the other parties named therein entered into a Credit Agreement dated as of the date hereof (the "Credit Agreement") and certain related documents (the "Loan Documents"). In connection with the Credit Agreement, this letter serves to acknowledge and confirm certain deliveries were required to be made by Borrower prior to the closing of the transactions contemplated by the Credit Agreement and the Loan Documents, which deliveries Agent has agreed to permit to be satisfied on a post-closing basis in accordance with the terms and conditions of this Letter Agreement. Borrower hereby agrees that Borrower shall deliver certain items to Agent as set forth in Exhibit A attached hereto no later than the dates specified with respect to such items in Exhibit A unless such delivery is waived in writing by Agent. Except as set forth in Exhibit A, all of the conditions set forth in Section 4.1 of the Credit Agreement have been satisfied.

         Borrower, by acceptance hereof, acknowledges and agrees that Borrower's failure to deliver the items set forth in Exhibit A on or prior to the dates specified therein shall (except as may be specified in Exhibit A with respect particular items) constitute a Default under the Credit Agreement and all related Loan Documents. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.


                                     Very truly yours,

                                     BANK ONE, NA, AS AGENT


                                     By: /s/ JOSEPH J. VIRZI
                                         --------------------------------------
                                         Joseph J. Virzi, Senior Vice President



Acknowledged and Agreed:

BRUSH ENGINEERED MATERIALS INC.

By: /s/ GARY SCHIAVONI
    -------------------------------
Name: Gary Schiavoni
      -----------------------------
Title: Assistant Treasurer
       ----------------------------

                                    EXHIBIT A

                             Post-Closing Deliveries


1. A release or estoppel certificate and subordination agreement within 120 days of closing from KeyBank, successor to the interests of Ameritrust Company, as Trustee under the Indenture of Trust dated July 15, 1980, filed on March 15, 1989, and recorded as Entry 72403, Book 225, Pages 169-251 in the Office of the Millard County Recorder, from the County of Millard, Utah, Issuer to Ameritrust Company, as Trustee.

2. Within 90 days of closing, consent to the filing of Agent's mortgage by the Niagara County Industrial Development Agency ("Niagara") pursuant to the Lease Agreement dated March 1, 1999 between Niagara and Williams Advanced Materials, Inc. ("Williams") as recorded on March 12, 1999 in Liber 2906 of Deeds at Page 334 of the Niagara County, New York real estate records (the "New York Lease").

3. Within 120 days of closing, a subordination and non-disturbance agreement among Borrower, Agent, and The Toledo-Lucas County Port Authority as ground lessee pursuant to the Ground Lease Agreement dated October 6, 1996 of a portion of the property located in Ottawa County, Ohio.

4. Within 120 days of closing, a subordination and non-disturbance agreement among Borrower, Agent, and National City Bank, as assignee of that certain Lease dated as of October 1, 1996 between the Toledo-Lucas County Port Authority as lessor and Borrower as lessee.

5. On or before December 15, 2004, replacement of the letter of credit with regard to Borrower's Lorain County, Ohio property and issuance/execution and/or delivery of all opinions, amendments, modifications, consents, and any other documents in connection therewith.

6. On or before December 15, 2004, replacement of the letter of credit with regard to Borrower's Pima County, Arizona property and issuance/execution and/or delivery of all opinions, amendments, modifications, consents, and any other documents in connection therewith.

7. On or before December 15, 2004, the NCB Letters of Credit and the Fifth Third Letter of Credit, as those terms are defined in the Payoff Letter dated December 4, 2003, should be replaced with Bank letters of credit.

               LIMITED WAIVER UNDER POST-CLOSING LETTER AGREEMENT

                                  April 1, 2004

Brush Engineered Materials Inc.
17876 St. Clair Avenue
Cleveland, Ohio  44110

     Re: Letter Agreement, dated December 4, 2003, between Bank One, NA, as Agent (the "Agent"), and Brush Engineered Materials Inc., as Borrower (the "Borrower")


Ladies and Gentlemen:

         Reference is made to that certain Letter Agreement, dated as of December 4, 2003 (a copy of which is attached hereto as Exhibit A, the "Letter Agreement"), between the Borrower and the Agent with respect to the Borrower's agreement to deliver certain items on a post-closing basis under the Credit Agreement, dated as of December 4, 2003 (the "Credit Agreement"), among the Borrower, the Agent, the other Loan Parties and Lenders party thereto from time to time, LaSalle Bank National Association, as documentation agent, and Banc One Capital Markets, Inc., as lead arranger and sole book runner. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement

         Borrower and Agent hereby acknowledge and agree that Borrower has delivered to the Agent the items set forth in numbers 2, 5 and 6 of Exhibit A to the Letter Agreement. At the request of the Borrower, the Agent hereby waives the requirement that Borrower ever deliver the item set forth in number 4 of Exhibit A to the Letter Agreement, and hereby waives any Unmatured Default or Default that might otherwise occur under the Credit Agreement or any other Loan Document with respect Borrower's failure to deliver such item. At the further request of the Borrower, the Agent hereby extends the time periods during which the Borrower may deliver the items set forth in numbers 1 and 3 of Exhibit A to the Letter Agreement for an additional 30 days beyond the time periods set forth in the Letter Agreement, and during such additional 30-day period, hereby waives any Unmatured Default or Default that might otherwise occur under the Credit Agreement or any other Loan Document with respect to Borrower's failure to deliver such items.

         The waivers set forth herein are limited to the express terms hereof, and nothing contained herein shall be construed as an agreement by the Agent to make any further waivers or extensions of any of the obligations of the Borrower or any other Loan Party under the Letter Agreement or the Credit Agreement.


                                           Very truly yours,

                                           BANK ONE, NA, as Agent

                                           By: /s/ L. SKINNER
                                               ---------------------------------
                                           Its: Director
                                                --------------------------------

Acknowledged and Agreed:

BRUSH ENGINEERED MATERIALS INC.


By: /s/ MICHAEL C. HASYCHAK
    ------------------------------------------
Its: Vice President and Treasury and Secretary
     -----------------------------------------

            SECOND LIMITED WAIVER UNDER POST-CLOSING LETTER AGREEMENT

                                   May 3, 2004

Brush Engineered Materials Inc.
17876 St. Clair Avenue
Cleveland, Ohio  44110

         Re: Letter Agreement, dated December 4, 2003, between Bank One, NA, as Agent (the "Agent"), and Brush Engineered Materials Inc., as Borrower (the "Borrower")

Ladies and Gentlemen:

         Reference is made to that certain Letter Agreement, dated as of December 4, 2003 (as amended, the "Letter Agreement"), between the Borrower and the Agent with respect to the Borrower's agreement to deliver certain items on a post-closing basis under the Credit Agreement, dated as of December 4, 2003 (as amended, the "Credit Agreement"), among the Borrower, the Agent, the other Loan Parties and Lenders party thereto from time to time, LaSalle Bank National Association, as documentation agent, and Banc One Capital Markets, Inc., as lead arranger and sole book runner. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement

         At the request of the Borrower, the Agent hereby extends to time period during which the Borrower may deliver the items set forth in numbers 1 and 3 of Exhibit A to the Letter Agreement until June 30, 2004, and during such time period, hereby waives any Unmatured Default or Default that might otherwise occur under the Credit Agreement or any other Loan Document with respect to Borrower's failure to deliver such items. In addition, in lieu of the items listed in number 1 of Exhibit A to the Letter Agreement, the Agent agrees to accept an Officer's Certificate from Borrower substantially in the form of
Exhibit 1 hereto.

         The waivers and modifications set forth herein are limited to the express terms hereof, and nothing contained herein shall be construed as an agreement by the Agent to make any further waivers or modifications of any of the obligations of the Borrower or any other Loan Party under the Letter Agreement or the Credit Agreement.

                                                   Very truly yours,

                                                   BANK ONE, NA, as Agent


                                                   By: /s/ L. SKINNER
                                                      --------------------------
                                                   Its: Director
                                                       -------------------------



Acknowledged and Agreed:

BRUSH ENGINEERED MATERIALS INC.


By: MICHAEL C. HASYCHAK
   -----------------------------
Its: V.P. Treasury Secretary
    ----------------------------

                                    EXHIBIT 1


                          FORM OF OFFICER'S CERTIFICATE






                                  See attached.

                         BRUSH ENGINEERED MATERIALS INC.

                       CERTIFICATE OF ASSISTANT TREASURER


         This Certificate of Assistant Treasurer (this "Certificate") is being delivered to Bank One, N.A., as Agent, in connection with that certain Credit Agreement, dated as of December 4, 2003 (as amended, the "Credit Agreement"), by and among Brush Engineered Materials Inc. (the "Company"), the Agent, the other Loan Parties and Lenders party thereto from time to time, LaSalle Bank National Association, as documentation agent, and Banc One Capital Markets, Inc., as lead arranger and sole book runner. Capitalized terms used but not defined in this Certificate shall have the meanings given to them in the Credit Agreement. The undersigned hereby certifies to Agent as follows:

         1. I am an Assistant Treasurer of the Company, and I am familiar with the facts stated in this Certificate.

         2. To my knowledge, after review of the Company's records, the indebtedness evidenced by that certain Indenture of Trust, dated June 15, 1980, from the County of Millard, Utah, as issuer, to Ameritrust Company, as trustee, a copy of which was filed on March 15, 1989 and recorded as Entry 72403, Book 225, Pages 169-251 in the Office of the Millard County Recorder, has been satisfied in full.


Dated:                                           /s/ GARY W. SCHIAVONI
      ------------------------                   -------------------------------
                                                 Gary W. Schiavoni
                                                 Assistant Treasurer
                                                 Brush Engineered Materials Inc.

            THIRD LIMITED WAIVER UNDER POST-CLOSING LETTER AGREEMENT

                                  June 30, 2004

Brush Engineered Materials Inc.
17876 St. Clair Avenue
Cleveland, Ohio  44110

   Re: Letter Agreement, dated December 4, 2003, between Bank One, NA, as Agent (the "Agent"), and Brush Engineered Materials Inc., as Borrower (the "Borrower")


Ladies and Gentlemen:

         Reference is made to that certain Letter Agreement, dated as of December 4, 2003 (as amended, the "Letter Agreement"), between the Borrower and the Agent with respect to the Borrower's agreement to deliver certain items on a post-closing basis under the Credit Agreement, dated as of December 4, 2003 (as amended, the "Credit Agreement"), among the Borrower, the Agent, the other Loan Parties and Lenders party thereto from time to time, LaSalle Bank National Association, as documentation agent, and Banc One Capital Markets, Inc., as lead arranger and sole book runner. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement

         At the request of the Borrower, the Agent hereby extends the time period during which the Borrower may deliver the items set forth in paragraph 3 of Exhibit A to the Letter Agreement until August 31, 2004, and during such time period, hereby waives any Unmatured Default or Default that might otherwise occur under the Credit Agreement or any other Loan Document with respect to Borrower's failure to deliver such items.

         The waivers and modifications set forth herein are limited to the express terms hereof, and nothing contained herein shall be construed as an agreement by the Agent to make any further waivers or modifications of any of the obligations of the Borrower or any other Loan Party under the Letter Agreement or the Credit Agreement.

                                          Very truly yours,

                                          BANK ONE, NA, as Agent


                                          By: /s/ LINDA SKINNER
                                              ------------------
                                          Its: Director
                                              ------------------
Acknowledged and Agreed:

BRUSH ENGINEERED MATERIALS INC.


By:  /s/ GARY SCHIAVONI
    ------------------------
Its: Assistant Treasurer and
    ------------------------
     Assistant Secretary

            FOURTH LIMITED WAIVER UNDER POST-CLOSING LETTER AGREEMENT

                                  July 6, 2004

Brush Engineered Materials Inc.
17876 St. Clair Avenue
Cleveland, Ohio  44110

   Re: Letter Agreement, dated December 4, 2003, between Bank One, NA, as Agent (the "Agent"), and Brush Engineered Materials Inc., as Borrower (the "Borrower")

Ladies and Gentlemen:

         Reference is made to that certain Letter Agreement, dated as of December 4, 2003 (as amended, the "Letter Agreement"), between the Borrower and the Agent with respect to the Borrower's agreement to deliver certain items on a post-closing basis under the Credit Agreement, dated as of December 4, 2003 (as amended, the "Credit Agreement"), among the Borrower, the Agent, the other Loan Parties and Lenders party thereto from time to time, LaSalle Bank National Association, as documentation agent, and Banc One Capital Markets, Inc., as lead arranger and sole book runner. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement

         At the request of the Borrower, the Agent hereby waives the requirement that the Borrower ever deliver the item set forth in paragraph 3 of Exhibit A to the Letter Agreement, and hereby waives any Unmatured Default or Default that might otherwise occur under the Credit Agreement or any other Loan Document with respect to the Borrower's failure to deliver such item.

         The waivers and modifications set forth herein are limited to the express terms hereof, and nothing contained herein shall be construed as an agreement by the Agent to make any further waivers or modifications of any of the obligations of the Borrower or any other Loan Party under the Letter Agreement or the Credit Agreement.

                                          Very truly yours,

                                          BANK ONE, NA, as Agent


                                          By: /s/ LINDA SKINNER
                                              ------------------
                                          Its: DIRECTOR
                                              ------------------
Acknowledged and Agreed:

BRUSH ENGINEERED MATERIALS INC.


By:  /s/ MICHAEL C. HASYCHAK
    --------------------------
Its: V.P. TREASURY & SECRETARY
    --------------------------